AFL-CIO HOUSING INVESTMENT TRUST

Highlights – 3rd Quarter 2015

For the periods ended September 30, 2015, the AFL-CIO Housing Investment Trust’s (HIT) gross returns exceeded its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), for the quarter, YTD, 1-, 3-, 5-, and 10-year periods by 31, 104, 110, 57, 53, and 50 basis points, respectively. On a net basis, the HIT outperformed the benchmark for the quarter, YTD, 1-, 3-, 5-, and 10-year periods by 21, 71, 66, 13, 9, and 5 basis points, respectively as shown below.

Performance for periods ended September 30, 2015 (Returns for periods exceeding one year are annualized)

	Quarter	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	1.54%	2.17%	4.04%	2.28%	3.63%	5.14%
HIT Total Net Rate of Return	1.44%	1.84%	3.60%	1.84%	3.19%	4.69%
Barclays Capital Aggregate Bond Index	1.23%	1.13%	2.94%	1.71%	3.10%	4.64%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

The HIT’s strategy of managing a portfolio with higher yield and higher credit quality relative to the benchmark continues to pay off in the volatile 2015 environment. During the third quarter, China-led global growth fears, uncertainty surrounding the Federal Open Market Committee rate hike and the decision not to tighten in September as well as tumbling commodity prices contributed to the worst quarter for domestic equity markets in the last four years and falling prices globally. Geopolitical crises in Europe and the Middle East and low realized and expected inflation in the developed world also contributed to volatility in U.S. interest rates.

Positive contributions to the HIT’s performance in the second quarter relative to the Barclays Aggregate included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Weak performance by corporate bonds, the worst performing major sector of the index, with excess returns of -146 basis points (bps).  The HIT does not invest in corporate bonds, whereas the sector comprised 24.0% of the index as of September 30, 2015.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were -9, -57, -69, and -317 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments. Approximately 95% of the HIT portfolio had a AAA profile or carried a government or government-sponsored enterprise guarantee compared to 72% for the Barclays Aggregate at the end of September.

●
The portfolio’s overweight to spread-based assets as swap spreads tightened to Treasuries across maturities. Two-, 5-, 7-, 10- and 30-year maturities tightened by 14, 11, 11, 15, and 15 bps, respectively.

●
Poor performance by agency fixed rate single family mortgage-backed securities (RMBS), the second worst performing major sector in the index with excess returns of -22 bps.  The HIT is underweight fixed rate RMBS with a 19.0% allocation versus 28.1% in the index.  The portfolio’s overweight to agency floating-rate securities, which underperform in a falling rate environment, countered this positive impact to some extent.

AFL-CIO HOUSING INVESTMENT TRUST                                                                              2015 Q3 Highlights

Negative impacts to the HIT’s performance included:

●
Weak performance by agency multifamily mortgage-backed securities as spreads to Treasuries widened. FHA/Ginnie Mae multifamily permanent spreads increased by 19 bps and construction/permanent loan certificates spreads increased by 16 bps. Fannie Mae DUS spreads also widened across all structures. The benchmark Fannie Mae 10/9.5 spreads increased by 10 bps. The HIT had 22.1% invested in DUS securities of various structures at the end of September.

●	The HIT’s relative short duration as interest rates declined across the curve. Two-, 5-, 10-, and 30-year Treasury rates fell by 1, 29, 32, and 27 bps, respectively.

With rates low and expectations that the Federal Reserve may raise short-term rates in the relatively near future, the HIT expects to maintain an effectively neutral, but slightly short defensive duration position versus the benchmark. As it enters the last quarter of 2015 and looks forward into 2016, the HIT intends to continue managing its portfolio to have higher income and higher credit quality than the benchmark and to source multifamily assets that offer relative value, strong income, and union construction job creation.  With its focus on government/agency quality multifamily MBS, the HIT should continue to meet the needs of long-term investors seeking income, high credit quality, and diversification.

Third Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	1.76%	0	5.83
Agencies	-0.22%	-146	3.99
Single family agency MBS (RMBS)	1.30%	-22	4.20
Corporates	0.83%	-146	7.13
Commercial MBS (CMBS)	1.54%	-5	4.82
Asset-backed securities (ABS)	0.74%	16	2.42
Source: Bloomberg L.P.
Change in Treasury Yields

Maturity	6/30/2015	9/30/15	Change
3 Month	0.008%	-0.015%	-0.023%
6 Month	0.114%	0.069%	-0.046%
1 Year	0.267%	0.313%	0.046%
2 Year	0.645%	0.631%	-0.014%
3 Year	1.005%	0.902%	-0.103%
5 Year	1.649%	1.358%	-0.291%
7 Year	2.080%	1.737%	-0.343%
10 Year	2.354%	2.038%	-0.316%
30 Year	3.124%	2.854%	-0.270%
                             Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing.  This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

AFL-CIO HOUSING INVESTMENT TRUST                                                                               2015 Q3 Highlights

Portfolio Data as of September 30, 2015

Net Assets	$5,171,685,186
Portfolio Effective Duration	5.121 years
Portfolio Average Coupon	3.39%
Portfolio Current Yield	3.34%
Portfolio Yield to Worst	2.43%
Convexity	0.086
Maturity	9.268 years
Average Price	104.40
Number of Holdings	945

Portfolio Percentage in Each of the Following Categories: 1

Multifamily MBS	58.48%
Agency Single-Family MBS	26.15%
U.S. Treasury	9.96%
AAA Private-Label CMBS	2.70%
Cash & Short-Term Securities	2.71%

Portfolio Percentage in Each of the Following Categories: 1

Agency Single-Family MBS	26.15%
CMBS – Agency Multifamily*	54.46%
U.S. Treasury Notes/Bonds	9.96%
State Housing Permanent Bonds	5.21%
State Housing Construction Bonds	1.36%
Direct Construction Loan	0.15%
Cash & Short-Term Securities	2.71%
                               * Includes multifamily MBS (47.04%), AAA Private-Label CMBS (2.70%), and multifamily Construction MBS (4.72%).

Geographical Distribution of Long-Term Portfolio:2

West	8.12%
Midwest	15.53%
South	4.97%
East	19.59%
National Mortgage Pools	51.79%

1 Percentages weighted by unfunded construction-related security purchase commitments.
2 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

AFL-CIO HOUSING INVESTMENT TRUST                                                                               2015 Q3 Highlights

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category: 3

Cash	2.71%	5-5.99 years	7.55%
0-0.99 years	12.82%	6-6.99 years	8.04%
1-1.99 years	6.59%	7-7.99 years	6.36%
2-2.99 years	14.23%	8-8.99 years	10.38%
3-3.99 years	10.90%	9-9.99 years	4.52%
4-4.99 years	9.85%	Over 10 years	6.04%

Maturity Distribution (based on average life):

0 – 1 year	5.71%
1 – 2.99 years	13.90%
3 – 4.99 years	29.67%
5 – 6.99 years	16.44%
7 – 9.99 years	20.42%
10 – 19.99 years	10.56%
Greater than 20 years	3.30%

Quality Distribution: 3

U.S. Government or Agency	89.17%
AAA	3.21%
AA	3.90%
A	0.86%
Not Rated	0.15%
Cash	2.71%

Bond Sector Distribution: 3,4

MBS	89.76%
Treasury	10.24%
Agency	0.00%

3 Percentages weighted by unfunded construction-related security purchase commitments.
4 Excludes cash and short-term equivalents.